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                                                                    Exhibit 99.6

                                                                         Page 12


CASE NAME:  Aerovox, Inc.   STATEMENT OF SOURCES AND USES OF CASH     FORM OPR-6
CASE NUMBER: 01-14680 jnf               FOR MONTH ENDED:

                                                  29-Sep-01        27-Oct-01        01-Dec-01        29-Dec-01          26-Jan-02
                                                  ---------        ---------        ---------        ---------          ---------
SOURCES OF CASH

   Net income (loss)                               ($770,427)      ($888,411)      ($1,010,724)       ($297,579)      ($1,112,452)
                                                 -----------       ---------       -----------      -----------       -----------
    Depreciation and amortization                    243,404         285,386           292,400          283,689           286,545
                                                 -----------       ---------       -----------      -----------       -----------
    Other non-cash                                                                                                        337,159
                                                 -----------       ---------       -----------      -----------       -----------
    Increase in allowance for doubtful accounts       14,205          23,851            12,531           10,000             9,000
                                                 -----------       ---------       -----------      -----------       -----------

OPERATIONS

   Add: Decrease in assets
                                                 -----------       ---------       -----------      -----------       -----------
    Accounts receivable                              400,947         482,840           302,260          236,289            63,444
                                                 -----------       ---------       -----------      -----------       -----------
    Inventory, at cost                               538,077          56,623           659,422          182,809           392,468
                                                 -----------       ---------       -----------      -----------       -----------
    Prepaid expenses and current assets               38,961          42,661                 0                0                 0
                                                 -----------       ---------       -----------      -----------       -----------
    Property, plant and equipment                          0               0                 0                0            26,486
                                                 -----------       ---------       -----------      -----------       -----------
    Other (including Intercompany activity)        1,311,034         410,958           233,528          424,141           236,633
                                                 -----------       ---------       -----------      -----------       -----------
   Increases in liabilities:

    Pre petition liabilities                          60,587               0                 0                0                 0
                                                 -----------       ---------       -----------      -----------       -----------
    Post petition liabilities                         80,775         485,042           307,127                0           128,470
                                                 -----------       ---------       -----------      -----------       -----------
    Other liabilities per book                       680,712               0                 0          214,526                 0
                                                 -----------       ---------       -----------      -----------       -----------
   TOTAL SOURCES OF CASH (A)                       2,598,276         898,949           796,544        1,053,875           367,753
                                                 -----------       ---------       -----------      -----------       -----------
USES OF CASH

   Less: Increase in assets:

    Accounts receivable                                    0               0                 0                0                 0
                                                 -----------       ---------       -----------      -----------       -----------
    Inventory, at cost                                     0               0                 0                0                 0
                                                 -----------       ---------       -----------      -----------       -----------
    Prepaids and other assets                              0               0           (35,668)         (24,195)          (64,036)
                                                 -----------       ---------       -----------      -----------       -----------
    Property, plant, and equipment                   (33,993)         (9,779)          (21,801)          (5,883)                0
                                                 -----------       ---------       -----------      -----------       -----------
     Other (including Intercompany activity)      (1,351,754)       (104,298)         (173,488)        (312,436)         (144,950)
                                                 -----------       ---------       -----------      -----------       -----------

   Decreases in liabilities:

    Pre petition liabilities                               0         (51,075)          (26,761)        (391,159)         (157,963)
                                                 -----------      ----------       -----------      -----------       -----------
    Post petition liabilities                              0               0                 0         (536,475)                0
                                                 -----------      ----------       -----------      -----------       -----------
    Other liabilities per book                      (550,895)       (100,639)           (1,524)        (243,504)           12,615
                                                 -----------      ----------       -----------      -----------       -----------
   TOTAL USES OF CASH (B)                         (1,936,642)       (265,791)         (259,243)      (1,513,652)         (354,334)
                                                 -----------      ----------       -----------      -----------       -----------
NET SOURCE (USE) OF CASH (A-B=NET)                   661,634         633,158           537,301         (459,776)           13,419
                                                 -----------      ----------       -----------      -----------       -----------
CASH-BEGINNING BALANCE (See OPR-1)                 2,647,429       3,309,063         3,942,222        4,479,523         4,019,747
                                                 -----------      ----------       -----------      -----------       -----------
CASH-ENDING BALANCE (See OPR-1)                  $ 3,309,063      $3,942,222       $ 4,479,523      $ 4,019,747        $4,033,165
                                                 ===========      ==========       ===========      ===========       ===========